(d)(K)(ix)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT — FIDELITY BOND

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA BALANCED PORTFOLIO, INC.	VOYA GOVERNMENT MONEY MARKET PORTFOLIO
Voya Balanced Portfolio

VOYA CORPORATE LEADERS® TRUST FUND	VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
Voya Corporate Leaders® Trust Fund Series B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	VOYA INTERMEDIATE BOND PORTFOLIO

VOYA EQUITY TRUST	VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
Voya Large-Cap Growth Fund
Voya Large Cap Value Fund	VOYA INVESTORS TRUST
Voya MidCap Opportunities Fund	Voya Global Perspectives® Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Government Liquid Assets Portfolio(1)
Voya Real Estate Fund	Voya High Yield Portfolio(1)
Voya SmallCap Opportunities Fund	Voya Large Cap Growth Portfolio
Voya SMID Cap Growth Fund	Voya Large Cap Value Portfolio
Voya U.S. High Dividend Low Volatility Fund	Voya Limited Maturity Bond Portfolio(1)
Voya Retirement Conservative Portfolio
VOYA FUNDS TRUST	Voya Retirement Growth Portfolio
Voya Floating Rate Fund	Voya Retirement Moderate Growth Portfolio
Voya GNMA Income Fund	Voya Retirement Moderate Portfolio
Voya High Yield Bond Fund	Voya U.S. Stock Index Portfolio(1)
Voya Intermediate Bond Fund	VY® BlackRock Inflation Protected Bond Portfolio
Voya Short Term Bond Fund	VY® Clarion Global Real Estate Portfolio
Voya Strategic Income Opportunities Fund	VY® Clarion Real Estate Portfolio
VY® Franklin Income Portfolio
VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	VY® Invesco Growth and Income Portfolio(1)

(1)         Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of Fees allocated to the Fund under this Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA INVESTORS TRUST (continued)	VOYA PARTNERS, INC.
VY® JPMorgan Emerging Markets Equity Portfolio(1)	Voya Global Bond Portfolio
VY® JPMorgan Small Cap Core Equity Portfolio(1)	Voya Index Solution 2020 Portfolio
VY Morgan Stanley Global Franchise Portfolio(1)	Voya Index Solution 2025 Portfolio
VY® T. Rowe Price Capital Appreciation Portfolio(1)	Voya Index Solution 2030 Portfolio
VY® T. Rowe Price Equity Income Portfolio(1)	Voya Index Solution 2035 Portfolio
VY® T. Rowe Price International Stock Portfolio	Voya Index Solution 2040 Portfolio
VY® Templeton Global Growth Portfolio(1)	Voya Index Solution 2045 Portfolio
Voya Index Solution 2050 Portfolio
VOYA MUTUAL FUNDS	Voya Index Solution 2055 Portfolio
Voya CBRE Global Infrastructure Fund	Voya Index Solution 2060 Portfolio
Voya CBRE Long/Short Fund	Voya Index Solution Income Portfolio
Voya Diversified Emerging Markets Debt Fund	Voya Solution 2020 Portfolio
Voya Global Bond Fund	Voya Solution 2025 Portfolio
Voya Global Corporate Leaders® 100 Fund	Voya Solution 2030 Portfolio
Voya Global Equity Dividend Fund	Voya Solution 2035 Portfolio
Voya Global Equity Fund	Voya Solution 2040 Portfolio
Voya Global Perspectives® Fund	Voya Solution 2045 Portfolio
Voya Global Real Estate Fund	Voya Solution 2050 Portfolio
Voya International High Dividend Low Volatility Fund	Voya Solution 2055 Portfolio
Voya International Real Estate Fund	Voya Solution 2060 Portfolio
Voya Multi-Manager Emerging Markets Equity Fund	Voya Solution Aggressive Portfolio
Voya Multi-Manager International Equity Fund	Voya Solution Balanced Portfolio
Voya Multi-Manager International Factors Fund	Voya Solution Conservative Portfolio
Voya Multi-Manager International Small Cap Fund	Voya Solution Income Portfolio
Voya Russia Fund	Voya Solution Moderately Aggressive Portfolio
Voya Solution Moderately Conservative Portfolio
VOYA NATURAL RESOURCES EQUITY INCOME FUND	VY® American Century Small-Mid Cap Value Portfolio
VY® Baron Growth Portfolio
VY® Columbia Contrarian Core Portfolio
VY® Columbia Small Cap Value II Portfolio
VY® Invesco Comstock Portfolio
VY® Invesco Equity and Income Portfolio
VY® JPMorgan Mid Cap Value Portfolio
VY® Oppenheimer Global Portfolio
VY® Pioneer High Yield Portfolio
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
VY® T. Rowe Price Growth Equity Portfolio
VY® Templeton Foreign Equity Portfolio

(1)         Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of Fees allocated to the Fund under this Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA PRIME RATE TRUST	VOYA VARIABLE FUNDS
Voya Growth and Income Portfolio

VOYA SENIOR INCOME FUND	VOYA VARIABLE INSURANCE TRUST
VY® Goldman Sachs Bond Portfolio
VOYA SEPARATE PORTFOLIOS TRUST
Voya Emerging Markets Corporate Debt Fund	VOYA VARIABLE PORTFOLIOS, INC.
Voya Emerging Markets Hard Currency Debt Fund	Voya Australia Index Portfolio
Voya Emerging Markets Local Currency Debt Fund	Voya Emerging Markets Index Portfolio
Voya Investment Grade Credit Fund	Voya Euro STOXX 50® Index Portfolio
Voya Securitized Credit Fund	Voya FTSE 100 Index® Portfolio
Voya Target In-Retirement Fund	Voya Global Equity Portfolio
Voya Target Retirement 2020 Fund	Voya Hang Seng Index Portfolio
Voya Target Retirement 2025 Fund	Voya Index Plus LargeCap Portfolio
Voya Target Retirement 2030 Fund	Voya Index Plus MidCap Portfolio
Voya Target Retirement 2035 Fund	Voya Index Plus SmallCap Portfolio
Voya Target Retirement 2040 Fund	Voya International Index Portfolio
Voya Target Retirement 2045 Fund	Voya Japan TOPIX Index® Portfolio
Voya Target Retirement 2050 Fund	Voya Russell™ Large Cap Growth Index Portfolio
Voya Target Retirement 2055 Fund	Voya Russell™ Large Cap Index Portfolio
Voya Target Retirement 2060 Fund	Voya Russell™ Large Cap Value Index Portfolio
Voya Russell™ Mid Cap Growth Index Portfolio
VOYA SERIES FUND, INC	Voya Russell™ Mid Cap Index Portfolio
Voya Corporate Leaders® 100 Fund	Voya Russell™ Small Cap Index Portfolio
Voya Global Diversified Payment Fund	Voya Small Company Portfolio
Voya Global Multi-Asset Fund	Voya U.S. Bond Index Portfolio
Voya Government Money Market Fund
Voya Mid Cap Research Enhanced Index Fund	VOYA VARIABLE PRODUCTS TRUST
Voya Small Company Fund	Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio
VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.
Voya Strategic Allocation Conservative Portfolio
Voya Strategic Allocation Growth Portfolio
Voya Strategic Allocation Moderate Portfolio